<COVER>




               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported)   November 17, 1997



                      Union Pacific Corporation
       (Exact Name of Registrant as Specified in Charter)


         Utah                        1-6075            13-2626465
 (State or Other Jurisdiction     (Commission       (IRS Employer
             of Incorporation)     File Number)     Identification No.)


 1717 Main Street, Suite 5900, Dallas, Texas                   75201
  (Address of Principal Executive Offices)                   (Zip Code)


 Registrant's telephone number, including area code (214) 743-5600

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Item 5.  Other Events.

     Attached as an Exhibit is the Press Release issued issued by Union Pacific Corporation on November 17, 1997, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.


     (c) Exhibits.

         99 Press Release dated November 17, 1997 describing the Union Pacific Railroad Company service situation and estimated financial impact of the service recovery effort.

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                           SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, Union Pacific Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 November 17, 1997


                             UNION PACIFIC CORPORATION


                             By:/S/    Carl W. von Bernuth
                                --------------------------
                             Name:     Carl W. von Bernuth
                             Title:  Vice President & General Counsel


<EXHIBIT INDEX>

                         Exhibit Index





         Exhibit                  Description
         -------                  -----------

         99             Press Release dated November 17, 1997
                        describing the Union Pacific Railroad Company service situation and estimated financial impact of the service recovery effort.